                           PIONEER BANKSHARES, INC.
                       (Parent Company of Pioneer Bank)

                     "Taking you into the 21/st/ Century"


                                April 13, 2001



Dear Shareholder:

We would like to invite you to attend the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. to be held in the Meeting Room of Pioneer Bank, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 8, 2001. A formal Notice of Meeting is enclosed. Please sign, date and promptly return your Proxy in the enclosed postage-paid envelope. PROMPT RETURN OF YOUR PROXY IS IMPORTANT.

We also cordially invite you to attend the Annual Social Gathering of the Shareholders and Officers of Pioneer Bankshares, Inc. to be held at the Stanley Fire Hall, Stanley, Virginia, at 6:30 p.m. on Tuesday, May 8, 2001, for an evening of fine food and good friendship.

I am looking forward to seeing you on the 8th of May.

/s/ Thomas R. Rosazza
Thomas R. Rosazza
President

                           PIONEER BANKSHARES, INC.
                       (Parent Company of Pioneer Bank)
                             263 East Main Street
                           Stanley, Virginia  22851


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held May 8, 2001



TO THE SHAREHOLDERS OF
PIONEER BANKSHARES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Pioneer Bankshares, Inc. will be held at the Pioneer Bank building, Main Street, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 8, 2001, for the purpose of considering and voting upon the following matter:

       To elect to the Board of Directors of the Company, three individuals to serve three-year terms expiring 2004.


The close of business on March 30, 2001 has been fixed by the Board of Directors as the record date for determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting.

PLEASE SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS BEING EXERCISED.


/s/ Thomas R. Rosazza
Thomas R. Rosazza
President

Stanley, Virginia
April 13, 2001

                                PROXY STATEMENT

                           PIONEER BANKSHARES, INC.
                       (Parent Company of Pioneer Bank)


                                April 13, 2001



     Your Board of Directors and management solicit your proxy in the form enclosed for the Annual Meeting of Shareholders of Pioneer Bankshares, Inc. (the "Company"), parent of Pioneer Bank, Stanley, Virginia (the "Bank") to be held at the Pioneer Bank building, Main Street, Stanley, Virginia, at 10:00 a.m. on Tuesday, May 8, 2001.

     The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, email, or personal calls.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof.

     A 2000 Annual Report to Shareholders, including current financial statements, is being mailed to the Company's Shareholders concurrently with this Proxy Statement, but should not be considered as part of this solicitation of proxies.

     Your Board of Directors and management urge you to sign, date and mail your proxy promptly to make certain that your shares will be voted at the meeting. Only Shareholders of record at the close of business on March 30, 2001 will be entitled to vote at the Annual Meeting. As of March 31, 2001, the Company had outstanding 1,116,116 shares of its common stock, $0.50 par value, each of which is entitled to one vote at the Annual Meeting. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of March 30, 2001 (except as noted below), the number and percentage of shares of Common Stock held by persons known by the Company to be the owners of more than 5% of the Company's Common Stock, each of the Company directors and nominees for director, the executive officers named in the "Summary Compensation Table," and all directors and executive officers as a group.

                                  Amount and Nature of                    Percent of
    Name and Address              Beneficial Ownership                Common Stock Issued
  of Beneficial Owner               of Common Stock                     and Outstanding
  -------------------             --------------------                -------------------
Patricia G. Baker                        15,956                            1.43
Stanley, Virginia

Louis L. Bosley                          22,850                            2.05%
Stanley, Virginia

Robert E. Long                           11,710                            1.05
Luray, Virginia

Harry F. Louderback                      17,710                            1.59%
Shenandoah, Virginia

Edwin P. Markowitz                        1,430                              *
Luray, Virginia

Kyle L. Miller                           10,130                              *
Stanley, Virginia

Mark N. Reed                              3,680                              *
Luray, Virginia

Thomas R. Rosazza                        16,562                            1.43%
Shenandoah, Virginia

David N. Slye                             1,230                              *
Luray, Virginia

All Directors and Executive             129,331                           11.59%
 Officers as a Group (12 persons)

__________________
* Indicates that percent of the Company's Common Stock does not exceed one percent.


                             ELECTION OF DIRECTORS
                             ---------------------

          The Board of Directors currently consist of nine members. Eight of them are independent directors and one is a member of management. In accordance with the Company's Articles of Incorporation, directors are divided into three classes, each of which is composed of approximately one-third of the directors. At the Annual Meeting, three directors will be elected for terms of three years expiring on the date of the Annual Meeting of the Shareholders in 2004. Each director elected will continue in office until a successor has been elected or resignation or removal in the manner prescribed by the Articles of Incorporation of the Company.

          The Board of Directors has recommended three nominees, each of which are currently serving as directors. Any nominations other than those made by the Board of Directors shall be in accordance with the Bylaws of the Company.

          We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

Nominees

          The Nominees of the Board of Directors to be elected from a term expiring 2004 are as follows:

                         Name                Age          Position         Occupation
                -------------------      ------------  --------------  -------------------
                Thomas R. Rosazza            (59)      Director        President, Pioneer
                                                       Since 1973      Bankshares, Inc.
                David N. Slye                (48)      Director        Insurance Agent
                                                       Since 1996
                Harry F. Louderback          (60)      Director        Farmer/Retired
                                                       Since 1998      from F.B.I.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES.
                                         ---

Directors Continuing in Office



For a term expiring in 2002:

                       Name                  Age              Position         Occupation
                -----------------         -----------      --------------  -------------------
                Louis L. Bosley               (69)         Director        Businessman -
                                                           Since 1976      Auto  Service
                Mark N. Reed                  (43)         Director        Attorney at Law
                                                           Since 1994
                Edwin P. Markowitz            (49)         Director        Businessman -
                                                           Since 1999      Hotel/Restaurant

For a term expiring 2003:

                         Name                Age              Position         Occupation
                -----------------------  -----------       --------------  -------------------
                Robert E. Long                70             Director        Real Estate Agent
                                                             Since 1989
                Kyle L. Miller                66             Director        Retired State
                                                             Since 1986      Police & Business
                                                                             Manager
                Patricia G. Baker             58             Director        Retired Bank
                                                             Since 1989      Officer

Board and Committee Meetings and Attendance

          The Board of Directors of the Company held 12 meetings during the fiscal year ended December 31, 2000. All directors attended all meetings of the Board. In addition, the directors attended at least 75% of all meetings of committees on which they served.

          The Board has 7 standing committees: Personnel/Compensation, Audit/Compliance, Merger/Acquisition, Shareholder Relations, Strategic Planning, the Investment Committee and the Property Committee. The Personnel/Compensation Committee's members are Kyle L. Miller, Louis L. Bosley, Robert E. Long, Mark N. Reed and David N. Slye. The committee met two times in 2000. The Merger/Acquisition Committee's members are Mark N. Reed, Robert E. Long, Edwin
P. Markowitz, Kyle L. Miller, Thomas R. Rosazza and David N. Slye. The Committee met two times in 2000. The Audit/Compliance Committee's members are Louis L. Bosley, Patricia G. Baker, Harry F. Louderback, Edwin P. Markowitz and David N. Slye. The committee met six times in 2000. The Shareholder Relations Committee's members are Robert E. Long, Patricia G. Baker, Louis L. Bosley, Kyle L. Miller and Thomas R. Rosazza. The committee met one time in 2000. The Strategic Planning Committee's members are Robert E. Long, Mark N Reed and Thomas R. Rosazza. The committee met ten times in 2000. The Investment Committee's members are Patricia G. Baker, Robert E. Long, Edwin P. Markowitz, Mark N. Reed and Thomas R. Rosazza. The committee met ten times in 2000. The Property Committee's members are Patricia G. Baker, Harry F. Louderback, Kyle L. Miller, Thomas R. Rosazza and David N. Slye. The committee met four times in 2000.

Audit Committee Report

          The Company has established an audit committee within the Board of Directors. The audit committee has the responsibility, under delegated authority from our Board of Directors, for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The audit committee consists of 5 members. The Board of Directors has determined that each of the members is independent as defined by the rules of the NASD. The Board of Directors has also determined that each of the members is able to read and understand fundamental financial statements.

          In fulfilling its oversight responsibilities and in connection with the December 31, 2000 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors with and without management present, the overall audit scope and matters required by the Statement on Auditing Standards No. 61; including their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments and the clarity of disclosures in the financial statements. In addition, the committee has received and discussed with auditors the matters required by Independence Standards Board Standard No. 1. In reliance upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report. A copy of the Audit Committee's charter is attached as Appendix A.

          Submitted by the members of the Committee:

              Louis L. Bosley          Patricia G. Baker
              Harry F. Louderback      Edwin P. Markowitz
              David N. Slye

Fees billed to Pioneer Bankshares, Inc. during 2000 by S.B. Hoover & Company, L.L.P.

          Total fees billed to Pioneer Bankshares, Inc. during the year 2000 were $73,332 which included the following: $25,200 for the audit of the 1999 financial statements; $8,698 for the audit of Valley Finance Services, Inc.; $12,317 for loan review services; $5,617 for accounting services and consultation and $21,500 for preparation of Exchange Act filings.

Directors' Compensation

          Directors of the Company receive a fee of $150.00 for each meeting of the Board of Directors they attend and $150.00 for each Board committee meeting they attend.

Certain Relationship and Other Transactions with Management

          As of December 31, 2000, borrowing from the Company by officers and directors, their immediate families, and affiliated companies amounted to $407,154.49. These loans were made in the ordinary course of the Company's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve greater than normal risk of collectibility.

Executive Compensation

          The following table shows, for the fiscal years ended December 31, 2000 all compensation paid or accrued by the Company's Chief Executive Officer. No other executive officer received over $100,000 in compensation for the fiscal year ending December 31, 2000.

                           Summary Compensation Table

                                          Annual Compensation           Long-Term Compensation
                                  -----------------------------------  -------------------------
                                                                       Securities
                                                            Other      Underlying
Name (Age) and                                              Annual      Options/     All Other
Principal Position          Year   Salary ($)  Bonus ($) Compensation   SARs(#s)    Compensation
--------------------------  ----  ----------- ---------- ------------  ----------   ------------
Thomas R. Rosazza (59)      2000    $89,042    $45,000          0           0              0
  President
                            1999    $77,917    $30,000          0           0              0

          Mr. Rosazza assumed his position effective February 15, 1999. He received no stock options in fiscal 2000, nor did he exercise any shares in fiscal 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

          Based on a review of the reports of changes in beneficial ownership of Common Stock and written representations furnished to the Company, the Company believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2000, except for one late report by Ms. Baker and one late report by Ms. Purdham.

Shareholder Proposals and Nominations for the 2002 Annual Meeting

          Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 2002 annual meeting of shareholders unless the proposal is received by the Secretary of the Company at the Company's principal place of business on or before December 14, 2001. Nominations of candidates for directors must be filed with the Secretary of the Company at the Company's principal place of business on or before the close of business on December 14, 2001.

Accountants

          The Company's accountants are S. B. Hoover & Company. A representation of S. B. Hoover & Company is expected to be present at the Annual Meeting, they will have an opportunity to make a statement if they so desire, and they are expected to be available to respond to questions.

                                 OTHER MATTERS
                                 -------------

          The Board of Directors and management know of no other matters to be voted upon at the Annual Meeting. If any other matters come before the meeting, the enclosed proxy, if given, will be voted on such matters as authorized and in the discretion and best judgment of the persons named therein and such discretionary authority is included in the proxy.


Thomas R. Rosazza
President

                        PIONEER BANK PIONEER BANKSHARES
                            AUDIT COMMITTEE CHARTER
I. Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporations systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

 . Serve as an independent and objective party to monitor the Corporations financial reporting process and internal control system

 . Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

 . Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors

The audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this charter

II.  Composition

The Audit committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise if his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation financials consistent with IV.4 below).


III.  Responsibilities

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/ Reports Review

1. Review and update this Charter periodically at least annually, as conditions dictate.

2. Review the organizations annual financial statements and any reports or other financial information submitted to any governmental body , or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response

4. Review with financial management and the independent accountants the 10 Q prior to its filing or prior to the release of earnings, The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements

Financial Reporting Processes

8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles, and practices as suggested by the independent accounts, management, or the internal auditing department.

Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgment s made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit , review separately with each of management, the independent accountants, and the internal audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices as approved by the Audit Committee, have been implemented, (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the committee.)

Ethical and Legal Compliance

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporations financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements,

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

BOD Approved 11/9/00


Pioneer Bank
Pioneer Bankshares

                                REVOCABLE PROXY
                           PIONEER BANKSHARES, INC.

[X]  PLEASE MARK VOTES                                   1.  ELECTION OF DIRECTORS:                            With-  For All
     AS IN THIS EXAMPLE                                         The  election  of directors for          For   hold   Except
                                                                 terms expiring  in 2004  (except        [_]    [_]    [_]
                                                                 as marked to the contrary below):
        PROXY FOR ANNUAL MEETING                         Thomas R. Rosazza, David N. Slye, and
               MAY 8, 2001                               Harry F. Louderback

The undersigned hereby appoints Edwin P. Markowitz       INSTRUCTION:  To withhold authority to vote for any
and Kyle L. Miller or either of them as the              individual nominee, mark  "For All Except" and write
undersigned's attorney with full power of                that nominee's name in the space provided below.
substitution, to vote all the capital stock of
Pioneer Bankshares, Inc. standing in his/her name        ________________________________________________
on its books on March 30, 2001 at the Annual
Meeting of Shareholders to be held at Pioneer Bank,      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
Stanley, Virginia, at 10:00 a.m. on May 8, 2001 as       FOR ALL NOMINEES LISTED ABOVE.
designated below and upon all other matters which        ---
may properly be brought before such meeting or any
adjournment thereof, with full power of
substitution and all powers the undersigned would
possess if personally present, as follows:
                                                          Any other business which may properly be bought
                                                          before the meeting or any adjournment thereof.

                                                          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
                                                          THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                          STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
                                                          WILL BE VOTED "FOR" PROPOSAL 1 ABOVE.  IF ANY OTHER
                                                          MATTER SHALL BE BROUGHT BEFORE THE MEETING, THE
                                                          SHARES WILL BE VOTED IN THE DISCRETION OF THE HOLDERS
                                                          OF THE PROXY.

                                                          Please complete, date and sign the proxy and return
                                                          it in the enclosed postage-paid envelope.  The proxy
                                                          must be signed exactly as the name(s) appear on the
                                                          label affixed to this proxy.  If signing as a
                                                          trustee, executor, etc., please so indicate.  Please
                                                          return as soon as possible.

                                Date
                                -------------------
Please be sure to sign and date

___________________________________________________

Stockholder sign above______Co-holder (if any) sign above


  Detach above card, sign, date and mail in postage-paid  envelope provided.
                           PIONEER BANKSHARES, INC.
              (Parent Company of Pioneer Bank, Stanley, Virginia)
________________________________________________________________________________
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________